Exhibit 99.1


                   CERTIFICATION PURSUANT TO
                    18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
                       SECTION 906 OF THE
                   SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Orbit E-
Commerce, Inc. (the "Company") on Form 10-QSB for the period ended October 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigneds knowledge, that:

     (1)  The Report fully complies with the
          requirements of Section 13(a) or 15(d)
          of the Securities Exchange Act of 1934;
          and

     (2)  The information contained in the Report
          fairly presents, in all material
          respects, the financial condition and
          results of operations of the Company.


Date: December 16, 2002           /s/ Douglas C. Lloyd
                                  Douglas C. Lloyd
                                  President and
                                  Chief Executive Officer


Date: December 16, 2002           /s/ Donald G. Payne
                                  Donald G. Payne
                                  Chief Financial
                                  Officer